***FOR IMMEDIATE RELEASE***


FOR:  ZIONS BANCORPORATION
One South Main, Suite 1380                               Contact: Dale Gibbons
Salt Lake City, Utah                                     Tel: (801) 524-4787
Harris H. Simmons                                        February 7, 2000
President/Chief Executive Officer


                 ZIONS BANCORPORATION REPORTS 22.2% INCREASE IN
                        OPERATING CASH EARNINGS PER SHARE


Salt Lake City, Utah, February 7, 2000 - Zions Bancorporation (Nasdaq: ZION) today reported net income before merger-related charges of $58.2 million or $0.67 per diluted share for the fourth quarter of 1999. After merger-related charges of $15.7 million net of tax or $0.18 per share, the Company reported net income of $42.5 million or $0.49 per diluted share. Return on average equity was 9.87% for the quarter and return on average assets was .80%.

Operating cash earnings for the quarter were $66.4 million or $0.77 per diluted share, an increase of 24.8% and 22.2%, respectively, over the $53.2 million or $0.63 per diluted share earned in the fourth quarter of 1998. Historical performance data have been restated to reflect the merger with Pioneer Bancorporation in the fourth quarter and to account for a number of business combinations conducted in 1997 and 1998 as purchases instead of poolings of interests. The Company and its independent auditors, KPMG LLP believed and continue to believe that there is substantial support for its accounting for these business combinations as poolings of interests. However, in light of the Securities and Exchange Commission Staff's views that certain share repurchases undertaken by the Company violated Staff Accounting Bulletin 96, the Company has decided to restate its financial statements for a number of these business combinations. The change in the accounting method for these business combinations reduced net income by $0.06 during the quarter. Operating cash ROE for the fourth quarter of 1999 was 25.5% and cash ROA was 1.29%. The Company's operating cash efficiency ratio was 58.1% for the quarter compared to 59.5% for the third quarter. Operating cash earnings are earnings before the amortization of goodwill and core deposit intangible assets and merger-related charges. Operating cash performance ratios are determined as if goodwill, core deposit intangible assets and merger-related charges have not been recognized in the financial statements.

For 1999, operating cash earnings were $243.8 million or $2.84 per diluted share, an increase of 25.4% and 19.8%, respectively, over the restated $194.4 million or $2.37 per share earned last year. For 1999, cash ROE was 26.9% and cash ROA was 1.27%. Net income for the year was $194.1 million or $2.26 per diluted share, including $18.5 million or $0.22 per diluted share in after tax merger-related charges. For the year, ROE was 12.4% and ROA was 0.97%.

"Nineteen ninety-nine capped a decade of impressive performance for our Company, with compounded earnings per share growth in excess of 20 percent during the '90's," remarked Harris Simmons, president and chief executive officer of Zions. "Although the delay in closing our merger with First Security has been frustrating, as we have mapped out our integration plan our enthusiasm has increased for the value creation opportunities that this business combination will have for our shareholders. We expect to file our restated earnings in accordance with the SEC interpretation within a week and schedule the shareholder vote in March. The transaction should close immediately thereafter."

For the fourth quarter of 1999, average on-balance-sheet and sold and serviced loans (excluding long-term residential first mortgages) increased 14.8% to $13.73 billion and average deposits increased 2.5% to $14.32 billion over the balances reported one year ago. For the quarter, taxable-equivalent net interest income increased 4.81% to $195.9 million, noninterest income was $74.5 million, an increase of 22.0%, and noninterest expense, excluding goodwill and core deposit amortization and merger-related charges, was down 3.0% to $157.2 million.

The ratio of nonperforming assets to total loans and other real estate was 0.58% at December 31, 1999 compared to 0.48% at September 30. For the quarter, net loan and lease losses were $9.0 million or 0.29% of average loans on an annualized basis. For the year, net loan and lease losses were $29.0 million or 0.25% of average loans. At $204 million at December 31, 1999, the allowance for loan losses was approximately three times nonperforming loans and 1.60% of total loans.

In order to secure regulatory approval for the Company's merger with First Security Corporation, in January the Company and First Security agreed to sell 68 branch offices with approximately $2.1 billion in deposits and $0.7 billion in loans to another financial institution. This sale is anticipated to close in the second quarter at which time the Company expects to report a gain of approximately 9.8% of the deposits transferred.

Under local management teams, Zions operates over 300 full-service banking offices in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. It also offers a comprehensive array of investment, mortgage, insurance, and electronic commerce services and has a network of loan origination offices for small businesses nationwide. Investor information and product offerings can be accessed at and www.zionsbank.com. Information regarding digital certificate services is available at www.digsigtrust.com.

Forward Looking Information
This news release contains statements regarding the timing of the close and the projected performance of Zions and First Security assuming the merger of these companies is completed. These statements constitute forward looking information within the meaning of the Private Securities Litigation Reform Act. Actual results of achievements may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the timing of closing the proposed merger being delayed or such merger activities being prohibited; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally in areas in which the banks conduct their operations being less favorable than expected; the cost and effort required to integrate the companies being more difficult than expected or the required divestitures of branches or deposits being greater than expected; expected cost savings from the proposed merger not being fully realized or realized within the expected time frame; and legislation or regulatory changes which adversely affect the ability of the combined company to conduct, or the accounting for, business combinations and new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward looking statements included herein to reflect future events or developments.

ZIONS BANCORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)

                                                 Three Months Ended                   Twelve Months Ended
                                                    December 31,                         December 31,
 (In thousands, except per                  ------------------------------     --------------------------------
 share and ratio data)                        1999        1998    % Change       1999        1998      % Change
                                            --------    --------  --------     --------    --------    --------
EARNINGS
Taxable-equivalent net interest income ..   $195,930    $186,939      4.81 %   $757,674    $583,901       29.76%
Net interest income .....................    191,514     184,445      3.83 %    741,489     573,942       29.19%
Noninterest income ......................     74,467      61,056     21.97 %    266,545     210,197       26.81%
Provision for loan losses ...............      4,555       3,635     25.31 %     17,956      14,034       27.95%
Noninterest expense .....................    190,038     197,122      3.59)%    681,567     556,700       22.43%
Income before income taxes ..............     71,388      44,744     59.55 %    308,511     213,405       44.57%
Income taxes ............................     26,552      14,387     84.56 %    109,498      69,632       57.25%
Minority interest .......................      2,287         420    444.52 %      4,949         420    1,078.33%
Net income ..............................     42,549      29,937     42.13 %    194,064     143,353       35.37%

PER COMMON SHARE
Net income (diluted) ....................       0.49        0.35     40.00 %       2.26        1.75       29.14%
Dividends ...............................       --          0.14        --         0.72        0.54       33.33%
Book value ..............................                                         19.39       17.39       11.50%

SELECTED RATIOS
Return on average assets ................       0.80%       0.65%                  0.97%       1.00%
Return on average common equity .........       9.87%       8.16%                 12.42%      10.98%
Efficiency ratio ........................      70.28%      79.49%                 66.55%      70.10%
Net interest margin .....................       4.18%       4.50%                  4.31%       4.56%


OPERATING CASH EARNINGS*
Taxable-equivalent net interest income ..   $195,930    $186,939      4.81 %   $757,674    $583,901       29.76%
Net interest income .....................    191,514     184,445      3.83 %    741,489     573,942       29.19%
Noninterest income ......................     74,467      61,056     21.97 %    266,545     210,197       26.81%
Provision for loan losses ...............      4,555       3,635     25.31 %     17,956      14,034       27.95%
Noninterest expense .....................    157,175     162,046     (3.01)%    617,868     486,931       26.89%
Income before income taxes ..............    104,251      79,820     30.61 %    372,210     283,174       31.44%
Income taxes ............................     35,574      26,186     35.85 %    123,461      88,384       39.69%
Minority interest .......................      2,287         420    444.52 %      4,949         420    1,078.33%
Net income ..............................     66,390      53,214     24.76 %    243,800     194,370       25.43%

PER COMMON SHARE
Net income (diluted) ....................       0.77        0.63     22.22 %       2.84        2.37       19.83%
Dividends ...............................       --          0.14        --         0.72        0.54       33.33%
Book value ..............................                                         11.61        9.44       22.99%

SELECTED RATIOS
Return on average assets ................       1.29%       1.19%                  1.27%       1.41%
Return on average common equity .........      25.53%      27.15%                 26.87%      26.56%
Efficiency ratio ........................      58.13%      65.34%                 60.33%      61.32%
Net interest margin .....................       4.18%       4.50%                  4.31%       4.56%

* Before amortization of goodwill and core deposit intangible assets and merger charges.

ZIONS BANCORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)


                                                           Three Months Ended                     Twelve Months Ended
                                                              December 31,                            December 31,
 (In thousands, except per                       -------------------------------------  ---------------------------------------
 share and ratio data)                               1999         1998      % Change        1999          1998       % Change
                                                 -----------  -----------  -----------  -----------   -----------   -----------
AVERAGE BALANCES
Total assets ..................................  $21,112,766  $18,382,708      14.85 %  $19,912,439   $14,397,115       38.31 %
Securities ....................................    4,802,835    4,156,117      15.56 %    4,556,049     3,549,470       28.36 %
Net loans and leases ..........................   12,496,479   10,927,875      14.35 %   11,819,094     7,631,511       54.87 %
Goodwill and core deposit intangibles .........      678,822      677,217       0.24 %      655,266       573,064       14.34 %
Total deposits ................................   14,317,431   13,968,660       2.50 %   14,088,114    10,225,022       37.78 %
Minority interest .............................       38,282       35,393       8.16 %       37,355         8,848      322.19 %
Shareholders' equity ..........................    1,710,681    1,454,811      17.59 %    1,562,442     1,304,998       19.73 %


Weighted average common and common-
     equivalent shares outstanding ............   86,535,419   85,075,350       1.72 %   85,694,556    81,918,082        4.61 %

AT PERIOD END
Total assets ..................................                                         $20,280,900   $18,049,623       12.36 %
Securities ....................................                                           4,437,219     3,996,668       11.02 %
Net loans and leases ..........................                                          12,790,645    11,219,486       14.00 %
Sold loans being serviced* ....................                                           1,252,791       981,784       27.60 %
Allowance for loan losses .....................                                             204,114       212,557       (3.97)%
Goodwill and core deposit intangibles .........                                             666,219       663,606        0.39 %
Total deposits ................................                                          14,061,939    14,220,910       (1.12)%
Minority interest .............................                                              39,249        34,670       13.21 %
Shareholders' equity ..........................                                           1,659,838     1,452,631       14.26 %

Common shares outstanding .....................                                          85,592,643    83,554,630        2.44 %

Average equity to average assets ..............         8.10%        7.91%                     7.85%         9.06%
Common dividend payout ........................         --          36.80%                    29.33%        28.40%

Nonperforming assets ..........................                                              74,598        65,155       14.49 %
Loans past due 90 days or more ................                                              20,939        25,779      (18.77)%
Nonperforming assets to net loans and leases,
     other real estate owned and other
     nonperforming assets at December 31 ......                                                0.58%         0.58%

* Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding long-term first mortgage residential real estate loans.

ZIONS BANCORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)


                                                                       December 31,   December 31,
(In thousands, except share amounts)
                                                                           1999           1998
                                                                       ------------   ------------
ASSETS
Cash and due from banks .............................................  $    898,300   $    922,654
Money market investments:
     Interest-bearing deposits ......................................        17,371         30,484
     Federal funds sold .............................................        85,898        246,946
     Security resell agreements .....................................       421,900        382,275

 Investment securities:
     Held to maturity, at cost (approximate market value
     $3,290,508 and $2,869,162) .....................................     3,330,444      2,850,756
     Available for sale, at market ..................................       778,930        954,057
     Trading account, at market......................................       327,845        191,855
                                                                       ------------   ------------
                                                                          4,437,219      3,996,668
 Loans:
     Loans held for sale ............................................       204,800        232,253
     Loans, leases, and other receivables ...........................    12,648,325     11,037,292
                                                                       ------------   ------------
                                                                         12,853,125     11,269,545
Less:
     Unearned income and fees, net of related costs .................        62,480         50,059
     Allowance for loan losses ......................................       204,114        212,557
                                                                       ------------   ------------
           Net Loans ................................................    12,586,531     11,006,929

Premises and equipment, net .........................................       287,448        249,896
Goodwill and core deposit intangibles ...............................       666,219        663,606
Other real estate owned .............................................         8,939          5,270
Other assets ........................................................       871,075        544,895
                                                                       ------------   ------------
                                                                       $ 20,280,900   $ 18,049,623
                                                                       ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
    Noninterest-bearing .............................................  $  3,276,097   $  3,394,884
    Interest-bearing:
         Savings and money market ...................................     7,660,786      6,544,607
         Time:
             Under $100,000 .........................................     1,836,645      2,439,696
             Over $100,000 ..........................................     1,078,631      1,637,479
         Foreign ....................................................       209,780        204,244
                                                                       ------------   ------------
                                                                         14,061,939     14,220,910

Securities sold, not yet purchased ..................................       237,020         29,702
Federal funds purchased .............................................       825,997        337,283
Security repurchase agreements ......................................     1,366,653        992,671
Accrued liabilities .................................................       247,406        321,258
Commercial paper ....................................................       238,660         49,217
Federal Home Loan Bank advances and other borrowings:
     Less than one year .............................................     1,038,045        100,750
     Over one year ..................................................       112,622         56,796
Long-term debt ......................................................       453,471        453,735
                                                                       ------------   ------------
         Total liabilities ..........................................    18,581,813     16,562,322
                                                                       ------------   ------------

Minority interest ...................................................        39,249         34,670

Shareholders' equity:
     Capital stock:
         Preferred stock, without par value; authorized
              3,000,000 shares; issued and outstanding, none ........          --             --
         Common stock, without par value; authorized
            200,000,000 shares; issued and outstanding 85,592,643,
            and 83,554,630 shares ...................................       888,231        796,519
     Accumulated other comprehensive loss ...........................        (4,158)        (3,407)
     Retained earnings ..............................................       775,765        659,519
                                                                       ------------   ------------
          Total shareholders' equity ................................     1,659,838      1,452,631
                                                                       ------------   ------------
                                                                       $ 20,280,900   $ 18,049,623
                                                                       ============   ============

ZIONS BANCORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)


                                                                     Three Months Ended         Twelve Months Ended
                                                                        December 31,                 December 31,
                                                                 --------------------------    --------------------------
(In thousands, except per share amounts)                             1999           1998           1999           1998
                                                                 -----------    -----------    -----------    -----------

Interest income:
     Interest and fees on loans ............................... $   269,585    $   236,783    $ 1,001,741    $   694,338
     Interest on loans held for sale ..........................       2,921          3,604         12,194         14,256
     Lease financing ..........................................       3,522          3,429         13,293         12,630
     Interest on money market investments .....................      17,694         20,193         67,234         92,248
     Interest on securities:
          Held to maturity:
               Taxable ........................................      47,239         37,129        175,701        131,712
               Nontaxable .....................................       4,463          4,778         18,784         16,154
          Available for sale:
               Taxable ........................................       8,245         12,835         36,480         44,735
               Nontaxable .....................................       1,733            931          3,844          2,733
          Trading account .....................................       7,958          5,917         30,067         24,043
                                                                -----------    -----------    -----------    -----------
          Total interest income ...............................     363,360        325,599      1,359,338      1,032,849
                                                                -----------    -----------    -----------    -----------
Interest expense:
     Interest on savings and money market deposits ............      69,614         50,247        247,729        173,833
     Interest on time and foreign deposits ....................      38,126         56,955        166,749        143,313
     Interest on borrowed funds ...............................      64,106         33,952        203,371        141,761
                                                                -----------    -----------    -----------    -----------
          Total interest expense ..............................     171,846        141,154        617,849        458,907
                                                                -----------    -----------    -----------    -----------
          Net interest income .................................     191,514        184,445        741,489        573,942
Provision for loan losses .....................................       4,555          3,635         17,956         14,034
                                                                -----------    -----------    -----------    -----------
          Net interest income after provision for loan losses .     186,959        180,810        723,533        559,908
                                                                -----------    -----------    -----------    -----------
Noninterest income:
     Service charges on deposit accounts ......................      19,851         18,439         76,756         61,131
     Other service charges, commissions and fees ..............      15,992         17,260         66,098         57,027
     Trust income .............................................       3,915          3,943         15,762         10,969
     Investment securities gain (loss), net ...................      (3,931)           (26)        (5,266)         4,055
     Underwriting and trading income ..........................       2,758          3,657         11,551          9,239
     Loan sales and servicing income ..........................       2,311         12,325         40,516         50,365
     Other income .............................................      33,571          5,458         61,128         17,411
                                                                -----------    -----------    -----------    -----------
          Total noninterest income ............................      74,467         61,056        266,545        210,197
                                                                -----------    -----------    -----------    -----------
Noninterest expense:
     Salaries and employee benefits ...........................      86,992         85,758        346,710        261,531
     Occupancy, net ...........................................      12,278         12,298         49,393         33,387
     Furniture and equipment ..................................      12,737         11,193         45,477         38,256
     Other real estate expense (income) .......................         340            505            (66)           656
     Legal and professional services ..........................       3,504          5,839         16,156         16,345
     Supplies .................................................       2,520          3,721         11,168         11,904
     Postage ..................................................       2,455          3,814         11,656         11,030
     Advertising ..............................................       4,689          4,249         18,502         12,613
     Merger related expense ...................................      23,376         25,927         27,691         38,128
     FDIC premiums ............................................         442            497          2,152          1,528
     Amortization of goodwill and core deposit intangibles ....       9,487          9,149         36,008         31,641
     Amortization of mortgage servicing assets ................          40          1,776            911          5,484
     Other ....................................................      31,178         32,396        115,809         94,197
                                                                -----------    -----------    -----------    -----------
          Total noninterest expense ...........................     190,038        197,122        681,567        556,700
                                                                -----------    -----------    -----------    -----------
Income before income taxes and minority interest ..............      71,388         44,744        308,511        213,405
Income taxes ..................................................      26,552         14,387        109,498         69,632
                                                                -----------    -----------    -----------    -----------
          Net income before minority interest .................      44,836         30,357        199,013        143,773
Minority interest .............................................       2,287            420          4,949            420
                                                                -----------    -----------    -----------    -----------

          Net income .......................................... $    42,549    $    29,937    $   194,064    $   143,353
                                                                ===========    ===========    ===========    ===========

Weighted average common and common-equivalent shares
          outstanding during the period .......................      86,535         85,075         85,695         81,918

Net income per common share:
     Basic .................................................... $      0.50    $      0.36    $      2.29    $      1.77
     Diluted .................................................. $      0.49    $      0.35    $      2.26    $      1.75

ZIONS BANCORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
(Unaudited)

                                                                                             Year Ended
                                                                                          December 31, 1999
                                                             ----------------------------------------------------------------------
                                                                                           Accumulated
                                                                                              Other                       Total
                                                                 Common     Comprehensive Comprehensive     Retained   Shareholders'
(In thousands)                                                    Stock        Income      Income (Loss)    Earnings      Equity
                                                              ------------   ------------  ------------   ------------  ------------
Balance, January 1, 1999 ................................... $    796,519                 $     (3,407)  $    659,519  $  1,452,631
Net income for the year ....................................                $    194,064                      194,064       194,064
                                                                            ------------
Other comprehensive income, net of tax:
    Realized and unrealized holding loss arising
       during the period, net of tax benefit of $5,405 .....                      (8,726)
    Reclassification for net realized securities loss
       recorded in the income statement, net of tax
          benefit of $4,940 ................................                       7,975
                                                                            ------------
    Other comprehensive loss ...............................                        (751)         (751)                        (751)
                                                                            ------------
    Total comprehensive income .............................                $    193,313
                                                                            ============
Cash dividends:
    Common, $.72 per share .................................                                                  (56,914)      (56,914)
Stock dividend of acquired company .........................       21,694                                     (21,701)           (7)
Issuance of common shares for acquisitions .................       58,358                                         797        59,155
Stock redeemed and retired .................................       (6,650)                                                   (6,650)
Stock options exercised, net of shares tendered and retired        18,310                                                    18,310
                                                             ------------                 ------------   ------------  ------------
Balance, December 31, 1999 ................................. $    888,231                 $     (4,158)  $    775,765  $  1,659,838
                                                             ============                 ============   ============  ============

                                                                                           Year Ended
                                                                                        December 31, 1998
                                                             ----------------------------------------------------------------------
                                                                                           Accumulated
                                                                                              Other                       Total
                                                                 Common     Comprehensive Comprehensive     Retained   Shareholders'
(In thousands)                                                    Stock        Income      Income (Loss)    Earnings      Equity
                                                              ------------   ------------  ------------   ------------  ------------
Balance, January 1, 1998 ................................... $    292,383                 $      4,537   $    559,686  $    856,606
Net income for the year ....................................                $    143,353                      143,353       143,353
                                                                            ------------
Other comprehensive income, net of tax:
    Realized and unrealized holding loss arising
       during the period, net of tax benefit of $3,595 .....                      (5,803)
    Reclassification for realized investment
       Securities gain recorded in the income
       Statement, net of tax expense of $1,551 .............                      (2,504)
                                                                            ------------
    Other comprehensive loss ...............................                      (8,307)       (8,307)                      (8,307)
                                                                            ------------
    Total comprehensive income .............................                $    135,046
                                                                            ============
Cash dividends:
    Common, $.54 per share .................................                                                  (40,715)      (40,715)
    Dividend of acquired companies prior to merger .........                                                     (887)         (887)
Stock dividend of acquired company .........................       21,000                                     (21,009)           (9)
Net proceeds from stock offering ...........................      130,131                                                   130,131
Issuance of common shares for acquisitions .................      368,259                          363         19,091       387,713
Exercise of acquired company warrants
     prior to acquisition ..................................        1,852                                                     1,852
Stock redeemed and retired .................................      (25,696)                                                  (25,696)
Stock options exercised, net of shares tendered and retired         8,590                                                     8,590
                                                             ------------                 ------------   ------------  ------------
Balance, December 31, 1998 ................................. $    796,519                 $     (3,407)  $    659,519  $  1,452,631
                                                             ============                 ============   ============  ============

Comprehensive income for the three months ended December 31, 1999 and 1998 was $50,667 and $27,058, respectively.

Note to Consolidated Financial Statements

The consolidated financial statements for 1998 have been restated to give effect to the merger of Pioneer Bancorporation which was acquired during the last quarter of 1999 and accounted for as a pooling of interests. The consolidated financial statements have also been restated to account for certain business combinations consummated during 1997 and 1998, using the purchase method of accounting instead of the pooling of interests method originally used to account for the acquisitions.

ZIONS BANCORPORATION AND SUBSIDIARIES
Sold Loans Being Serviced*
(Unaudited)                                                Year Ended
                                                           December 31,
                                                    -------------------------
(In thousands)                                          1999          1998
                                                    -----------   -----------
Balance at beginning of the year .................  $   981,784   $ 1,050,293
Add:
     New loans sold ..............................    1,042,650       825,973
Deduct:
     Payments and other reductions ...............     (771,643)     (894,482)
                                                    -----------   -----------
Balance at end of the year .......................  $ 1,252,791   $   981,784
                                                    ===========   ===========

* Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding long-term first mortgage residential real estate loans.


Nonperforming Assets
(Unaudited)
                                                       Year Ended
                                                       December 31,
                                                    -----------------
(In thousands)                                        1999      1998
                                                    -------   -------
Nonaccrual loans .................................  $64,797   $54,673
Restructured loans ...............................      862     5,212
Other real estate owned and other
     nonperforming assets ........................    8,939     5,270
                                                    -------   -------
Total ............................................  $74,598   $65,155
                                                    =======   =======
% of net loans and leases*, other real estate
     owned and other nonperforming assets ........      .58%      .58%

Accruing loans past due 90 days or more ..........  $20,939   $25,779
                                                    =======   =======

% of net loans and leases* .......................      .16%      .23%
* Includes loans held for sale


Allowance for Loan Losses
(Unaudited)
                                                          Year Ended
                                                         December 31,
                                                    ---------------------
(In thousands)                                         1999        1998
                                                    ---------   ---------
Balance at beginning of the year .................  $ 212,557   $  88,622
Allowance for loan losses of companies acquired ..      2,623     125,691
Add:
     Provision for losses ........................     17,956      14,034
Deduct:
     Loan and lease charge-offs ..................    (45,566)    (25,206)
     Recoveries ..................................     16,544       9,416
                                                    ---------   ---------
          Net loan and lease charge-offs .........    (29,022)    (15,790)
                                                    ---------   ---------
Balance at end of the year .......................  $ 204,114   $ 212,557
                                                    =========   =========

ZIONS BANCORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

                                                        Twelve Months Ended                         Twelve Months Ended
                                                          December 31, 1999                          December 31, 1998
                                              -----------------------------------------   -----------------------------------------
                                                 Average      Amount of       Average       Average       Amount of       Average
(In thousands)                                   Balance      Interest(1)      Rate         Balance       Interest(1)      Rate
                                              ------------   ------------  ------------   ------------   ------------  ------------
ASSETS
Money market investments .................... $  1,184,699   $     67,234          5.68%  $  1,629,446   $     92,248          5.66%
Securities:
     Held to maturity .......................    3,277,427        204,599          6.24%     2,270,680        154,789          6.82%
     Available for sale .....................      740,537         42,394          5.72%       848,951         48,639          5.73%
     Trading account ........................      538,085         30,067          5.59%       429,839         24,043          5.59%
                                              ------------   ------------                 ------------   ------------
          Total securities ..................    4,556,049        277,060          6.08%     3,549,470        227,471          6.41%
                                              ------------   ------------                 ------------   ------------

Loans:
     Loans held for sale ....................      178,076         12,194          6.85%       201,609         14,256          7.07%
     Net loans and leases(2).................   11,641,018      1,019,035          8.75%     7,429,902        708,833          9.54%
                                              ------------   ------------                 ------------   ------------
          Total loans .......................   11,819,094      1,031,229          8.73%     7,631,511        723,089          9.48%
                                              ------------   ------------                 ------------   ------------
Total interest-earning assets ............... $ 17,559,842   $  1,375,523          7.83%  $ 12,810,427   $  1,042,808          8.14%
                                                             ------------                                ------------
Cash and due from banks .....................      856,178                                     657,204
Allowance for loan losses ...................     (211,178)                                   (131,735)
Goodwill and core deposit intangibles .......      655,266                                     573,064
Other assets ................................    1,052,331                                     488,155
                                              ------------                                ------------
        Total assets ........................ $ 19,912,439                                $ 14,397,115
                                              ============                                ============

LIABILITIES
Interest-bearing deposits:
     Savings and NOW deposits ............... $  1,812,280   $     44,119          2.43%  $  1,338,428   $     39,355          2.94%
     Money market super NOW deposits ........    5,520,569        203,610          3.69%     3,711,429        134,478          3.62%
     Time deposits under $100,000 ...........    2,084,862         98,506          4.72%     1,650,899         85,743          5.19%
     Time deposits $100,000 or more .........    1,256,698         61,102          4.86%       894,376         49,345          5.52%
     Foreign deposits .......................      164,701          7,141          4.34%       181,804          8,225          4.52%
                                              ------------   ------------                 ------------   ------------
           Total interest-bearing deposits ..   10,839,110        414,478          3.82%     7,776,936        317,146          4.08%
                                              ------------   ------------                 ------------   ------------
Borrowed funds:
     Securities sold, not yet purchased .....      271,434         15,622          5.76%       201,842         10,026          4.97%
     Federal funds purchased and security
          repurchase agreements .............    2,368,599        108,490          4.58%     1,908,243         90,446          4.74%
     Commercial paper .......................      194,200         10,808          5.57%        27,804          1,605          5.77%
     FHLB advances and other borrowings:
          less than one year ................      545,463         28,505          5.23%        63,365          4,031          6.36%
          over one year .....................       76,213          4,824          6.33%       114,034          6,602          5.79%
     Long-term debt .........................      452,618         35,122          7.76%       346,697         29,051          8.38%
                                              ------------   ------------                 ------------   ------------
          Total borrowed funds ..............    3,908,527        203,371          5.20%     2,661,985        141,761          5.33%
                                              ------------   ------------                 ------------   ------------
          Total interest-bearing liabilities  $ 14,747,637   $    617,849          4.19%  $ 10,438,921   $    458,907          4.40%
                                                             ------------                                ------------
Noninterest-bearing deposits ................    3,249,004                                   2,448,086
Other liabilities ...........................      316,001                                     196,262
                                              ------------                                ------------
          Total liabilities .................   18,312,642                                  13,083,269
Minority interest ...........................       37,355                                       8,848
          Total shareholders' equity ........    1,562,442                                   1,304,998
                                              ------------                                ------------
          Total liabilities and shareholders'
             equity ......................... $ 19,912,439                                $ 14,397,115
                                              ============                                ============

Spread on average interest-bearing funds ....                                      3.64%                                       3.74%
                                                                           ============                                ============
Net interest income and net yield on
     interest-earning assets ................                $    757,674          4.31%                 $    583,901          4.56%
                                                             ============  ============                  ============  ============

1 Taxable-equivalent rates used where applicable.
2 Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

ZIONS BANCORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

                                                         Three Months Ended                         Three Months Ended
                                                          December 31, 1999                          December 31, 1998
                                              -----------------------------------------   -----------------------------------------
                                                 Average      Amount of       Average       Average       Amount of       Average
(In thousands)                                   Balance      Interest(1)      Rate         Balance       Interest(1)      Rate
                                              ------------   ------------  ------------   ------------   ------------  ------------
ASSETS
Money market investments .................... $  1,286,174   $     17,694          5.46%  $  1,389,585   $     20,193          5.77%
Securities:
     Held to maturity .......................    3,503,828         54,105          6.13%     2,659,824         43,955          6.56%
     Available for sale .....................      755,711         10,911          5.73%     1,011,716         14,165          5.55%
     Trading account ........................      543,296          7,959          5.81%       484,577          5,917          4.84%
                                              ------------   ------------                 ------------   ------------
          Total securities ..................    4,802,835         72,975          6.03%     4,156,117         64,037          6.11%
                                              ------------   ------------                 ------------   ------------
Loans:
     Loans held for sale ....................      156,581          2,921          7.40%       217,626          3,604          6.57%
     Net loans and leases(2) ................   12,339,898        274,186          8.82%    10,710,249        240,259          8.90%
                                              ------------   ------------                 ------------   ------------
          Total loans .......................   12,496,479        277,107          8.80%    10,927,875        243,863          8.85%
                                              ------------   ------------                 ------------   ------------
Total interest-earning assets ............... $ 18,585,488   $    367,776          7.85%  $ 16,473,577   $    328,093          7.90%
                                                             ------------                                ------------
Cash and due from banks .....................      923,795                                     736,450
Allowance for loan losses ...................     (210,107)                                   (218,450)
Goodwill and core deposit intangibles .......      678,822                                     677,217
Other assets ................................    1,134,768                                     713,914
                                              ------------                                ------------
        Total assets ........................ $ 21,112,766                                $ 18,382,708
                                              ============                                ============

LIABILITIES
Interest-bearing deposits:
     Savings and NOW deposits ............... $  1,890,469   $     12,753          2.68%  $  1,393,163   $      9,839          2.80%
     Money market super NOW deposits ........    5,891,378         56,861          3.83%     4,907,403         40,408          3.27%
     Time deposits under $100,000 ...........    1,886,646         22,212          4.67%     2,636,585         32,521          4.89%
     Time deposits $100,000 or more .........    1,159,585         14,050          4.81%     1,665,891         22,179          5.28%
     Foreign deposits .......................      160,267          1,864          4.61%       198,625          2,255          4.50%
                                              ------------   ------------                 ------------   ------------
          Total interest-bearing deposits ...   10,988,345        107,740          3.89%    10,801,667        107,202          3.94%
                                              ------------   ------------                 ------------   ------------
Borrowed funds:
     Securities sold, not yet purchased .....      231,930          3,467          5.93%       222,923          2,582          4.60%
     Federal funds purchased and security
          repurchase agreements .............    2,807,286         34,310          4.85%     1,807,742         19,820          4.35%
     Commercial paper .......................      301,435          4,513          5.94%        73,581          1,091          5.88%
     FHLB advances and other borrowings:
          less than one year ................      773,955         11,158          5.72%        69,587          1,091          6.22%
          over one year .....................      115,402          1,704          5.86%        62,206          1,004          6.40%
     Long-term debt .........................      452,288          8,954          7.85%       428,958          8,364          7.74%
                                              ------------   ------------                 ------------   ------------
          Total borrowed funds ..............    4,682,296         64,106          5.43%     2,664,997         33,952          5.05%
                                              ------------   ------------                 ------------   ------------
          Total interest-bearing liabilities  $ 15,670,641   $    171,846          4.35%  $ 13,466,664   $    141,154          4.16%
                                                             ------------                                ------------
Noninterest-bearing deposits ................    3,329,086                                   3,166,993
Other liabilities ...........................      364,076                                     258,847
                                              ------------                                ------------
          Total liabilities .................   19,363,803                                  16,892,504
Minority interest ...........................       38,282                                      35,393
          Total shareholders' equity ........    1,710,681                                   1,454,811
                                              ------------                                ------------
          Total liabilities and shareholders'
             equity ......................... $ 21,112,766                                $ 18,382,708
                                              ============                                ============

Spread on average interest-bearing funds ....                                      3.50%                                       3.74%
                                                                           ============                                ============
Net interest income and net yield on
     interest-earning assets ................                $    195,930          4.18%                 $    186,939          4.50%
                                                             ============  ============                  ============  ============

1 Taxable-equivalent rates used where applicable.
2 Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.